UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 15, 2013, Daniel Okrent, a member of our Board of Directors, submitted a letter to the Board of Directors and Secretary of the Corporation, notifying of his pending retirement from the Board of Directors, effective upon the completion of his current term in office and the calling to order of the 2013 Annual Meeting of Stockholders, scheduled to be held on July 26, 2013, with a record date of June 4, 2013. Accordingly, Mr. Okrent will not stand for reelection at the 2013 Annual Meeting of Stockholders, and his term of office will then end.  The Board of Directors has since taken action to reduce its size, from seven (7) to six (6) members, effective upon Mr. Okrent’s retirement and the calling to order of the 2013 Annual Meeting of Stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric Spitulnik
Aric Spitulnik
Vice President and Principal Accounting Officer

Dated: May 20, 2013

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